CLECO POWER LLC                                                                                       EXHIBIT 32(b)

Cleco Power LLC
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cleco Power LLC (the “Company”) on Form 10-Q for the quarter ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael H. Madison, Chief Executive Officer of the Company, and I, Kathleen F. Nolen, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael H. Madison
Michael H. Madison Chief Executive Officer

/s/ Kathleen F. Nolen
Kathleen F. Nolen Senior Vice President and Chief Financial Officer